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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Pace Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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PACE MEDICAL, INC.

391 Totten Pond Road
Waltham, Massachusetts 02451

Notice of Annual Meeting
of Stockholders to be Held June 6, 2003

        The Annual Meeting of Stockholders of Pace Medical, Inc., a Massachusetts corporation, will be held on Friday, June 6, 2003, at 9:00 A.M. Eastern Daylight Time, at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts, for the following purposes:

  1.
  To fix the number of Directors at three and to elect a Board of Directors for the ensuing year; and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on April 15, 2003 as the record date for determining the stockholders having the right to receive notice of and to vote at the Annual Meeting.

        The business matters enumerated above are discussed more fully in the accompanying Proxy Statement. If you do not expect to be present at the meeting and wish your shares of Common Stock to be voted, you are requested to sign and mail promptly the enclosed Proxy which is being solicited on behalf of the Board of Directors. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

                      By order of the Board of Directors,

                      DRUSILLA F. HAYS, Clerk

April 25, 2003

PACE MEDICAL, INC.
PROXY STATEMENT
Annual Meeting of Stockholders
June 6, 2003

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Pace Medical, Inc. (the "Company") of Proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying Notice of Annual Meeting, on Friday, June 6, 2003, and at any adjournment or adjournments thereof (the "Annual Meeting"). Action will be taken at the Annual Meeting to fix the number of Directors at three and to elect the number of Directors so fixed.

        If a stockholder specifies in his/her Proxy how it is to be voted, it will be voted in accordance with such specification. Any stockholder giving a Proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby. Any stockholder, who attends the Annual Meeting in person, will not be deemed thereby to revoke his/her Proxy unless such stockholder affirmatively indicates there his/her intention to vote the shares in person. If your shares are held in the name of a broker, trust, bank, or other nominee, and you want to vote your shares in person at the meeting, then you will need to bring with you to the meeting a proxy or letter signed by such broker, trust, bank, or nominee that confirms that you are the beneficial owner of those shares and that permits you to vote those shares in person at the meeting.

        The Company's principal executive offices are located at 391 Totten Pond Road, Waltham, Massachusetts 02451. The Company mailed this Proxy Statement and related form of Proxy on or about April 25, 2003 to the holders of record of its shares of Common Stock at the close of business on April 15, 2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        The holders of record of shares of Common Stock of the Company at the close of business on April 15, 2003 may vote at the Annual Meeting. On that date, there were outstanding 3,354,870 shares of Common Stock.

        Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. An automated system administered by the Company's transfer agent tabulates all votes cast at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. If a quorum is present, the nominees who receive the greatest number of votes properly cast will be elected as directors. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors.

        As of April 15, 2003, the only stockholders known to the Company to be the beneficial owners of more than 5% of the Company's outstanding shares of Common Stock were Ralph E. Hanson, who is a nominee for election as a director, and Paul J. LaRaia, M.D. of 45 Ravine Road, Wellesley, Massachusetts 02481, who is the beneficial owner of 331,000 shares of Common Stock or 9.9% of the outstanding Common Stock. The number of shares owned beneficially by Mr. Hanson and the percentage of the outstanding Common Stock represented by such shares is set forth in tabular form under DIRECTORS AND NOMINEES.

ELECTION OF DIRECTORS

        It is the intention of the persons named as Proxies in the accompanying form of Proxy (unless authority to vote therefor is specifically withheld) to fix the number of directors for the ensuing year at three and to vote for the election as directors of the persons named in the following table, all of whom are now directors of the Company, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. In the event, however, that any of the nominees becomes unavailable (which is not now anticipated by the Company), the persons named as Proxies have discretionary authority to vote either for a substitute or to fix the number of directors to be elected at less than three. The Board of Directors has no reason to believe that any of the said persons will be unwilling or unable to serve if elected.

DIRECTORS AND NOMINEES

        Each of the nominees named in the following table has furnished the respective information shown:

Name, Address & Principal Occupation or Employment(1)	Age	Year First Became Director	Number of Shares Beneficially Owned as of April 15, 2003		Percentage of Class
Ralph E. Hanson Pace Medical, Inc. 391 Totten Pond Road Waltham, Massachusetts 02451 President, Chief Executive Officer, Treasurer and Chairman of the Company	74	1985	1,053,000	(2)	30.0%
Derrick Ebden Managing Director APC Cardiovascular Ltd. 18 Macon Court Macon Way Crewe Cheshire CW1 1EA, England(4)	52	1985	124,000	(3)	3.6%
George F. Harrington Boston Equity Management Co. 13 Waldron Court Marblehead, Massachusetts 01945 President of Boston Equity Management Co., a private investment management firm	66	1986	127,000	(5)	3.7%
Directors and Officers as a Group			1,304,000	(6)	36.1%

(1)
Unless otherwise specified, each individual has had the same principal employment during the past five years as indicated above.

(2)
Includes 100,000 shares of Common Stock which Mr. Hanson has a right to acquire within 60 days pursuant to the exercise of options. Includes 73,000 shares and options to acquire 60,000 shares held by Mr. Hanson's spouse, beneficial ownership of which is disclaimed by Mr. Hanson.
(3)
Includes 50,000 shares of Common Stock which Mr. Ebden has a right to acquire within 60 days pursuant to the exercise of options.
(4)
Mr. Ebden has been Managing Director of APC Cardiovascular Ltd., a distributor of medical devices, since March, 1990. Prior to that time, Mr. Ebden served as the Managing Director of the Company's subsidiary, APC Medical Ltd., and had been a Vice President of the Company since its incorporation. See "Transactions with Management".
(5)
Includes 50,000 shares of Common Stock which Mr. Harrington has a right to acquire within 60 days pursuant to the exercise of options.
(6)
Includes 260,000 shares of Common Stock which officers and directors have a right to acquire within 60 days pursuant to the exercise of options.

        Mr. Hanson, as beneficial owner of 30% of the outstanding Common Stock of the Company, may be deemed a controlling person of the Company under the Securities Exchange Act of 1934.

        The Board of Directors did not formally meet during fiscal year 2002, but took action by unanimous written consent on two occasions.

        The Board of Directors has no standing audit, compensation or nominating committees.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the federal securities laws, the Company's directors and executive officers and any other persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission. During the fiscal year ended December 31, 2002, all of these filing requirements were satisfied. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers, and ten percent stockholders, and copies of reports that they have filed with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

1.    Summary of Annual Compensation

        The table set forth below shows the annual compensation for the three fiscal years ended December 31, 2002 paid by the Company to Ralph E. Hanson, the President and Chief Executive Officer of the Company (the "named executive officer"). No other executive officer received a total annual salary and bonus in excess of $100,000 in any such fiscal year.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation
Name and Principal Position				Other Annual Compensation($)	Securities Underlying Options (#)
	Year	Salary($)	Bonus($)
Ralph E. Hanson President & Chief Executive Officer	2002 2001 2000	144,412 140,063 139,063	— — —	— — —	— 100,000 —

2.    Stock Options

        The table set forth below shows information regarding the value of unexercised stock options held by the named executive officer as of December 31, 2002.

	Aggregate Option Values At Fiscal Year End
	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End (1)
Name
	Exercisable	Unexercisable
Ralph E. Hanson	100,000	0	0

(1)
Represents the fair market value of the Company's Common Stock on December 31, 2002 ($0.20 per share based on the closing quote on such date on the OTC Bulletin Board) minus the exercise price per share, of the exercisable options, multiplied by the number of shares subject to the options.

        Mr. Hanson was not granted any options or other equity based compensation during the fiscal year ended December 31, 2002 and did not exercise any options during such fiscal year.

3.    Employment Contracts

        On June 1, 2001, the Company entered into a three year employment agreement with Mr. Hanson. Under the terms of this agreement, Mr. Hanson agreed to serve as the Company's President and Chief Executive Officer at salary of not less than $139,000 per annum, and the Company agreed that he would be eligible for such fringe benefits as are generally made available by the Company to its employees. In addition, the agreement also imposes upon Mr. Hanson certain confidentiality requirements and certain restrictions regarding his ability to compete with the Company following the termination of his employment.

4.    Director Compensation

        The Company's directors receive no cash compensation in consideration for serving on the Board of Directors. However, in January, 2001, the Company granted to each of George F. Harrington and Derrick Ebden a five year non-qualified stock option to purchase 50,000 shares of Common Stock at an exercise price of $.32 per share, which was determined by the Board of Directors to be the fair market value of the Company's Common Stock on the date of grant.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002 with respect to shares of Company common stock that may be issued under compensation plans or individual compensation arrangements under which equity securities of the Company are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans (or arrangements) approved by security holders	0	0	0
Equity compensation plans (or arrangements) not approved by security holders (1)	380,000	0.36	0
Total	380,000	0.36	0

(1)
Consists of options to acquire shares of Common Stock, $.01 par value granted to certain members of management and to outside directors in 2001 pursuant to individual written option agreements, not pursuant to a written plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 1990, the Company entered into an agreement with APC Cardiovascular Ltd. ("Cardiovascular"), a company in which Derrick Ebden, a Director of the Company, is Managing Director and a principal stockholder, pursuant to which Cardiovascular was appointed the sole distributor of the Company's products outside of North America on normal trade terms. Such agreement does not have a fixed term, but is terminable by either party upon one year's advance written notice. The Company made sales to Cardiovascular of approximately $1,005,090 during 2002 and $1,114,880 during 2001. All such sales were made on normal trade terms.

INDEPENDENT AUDITORS

        The Board of Directors has selected Deloitte & Touche LLP and its UK affiliate as the Company's independent auditors for the current fiscal year. It is not expected that representatives of Deloitte & Touche LLP will be present at the Annual Meeting.

        The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $43,000. The aggregate fees billed by Deloitte & Touche for tax compliance services rendered were $6,900. The Board of Directors has considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining auditor independence.

ANNUAL REPORT

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002, including financial statements and the opinion of Deloitte & Touche LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on April 15, 2003.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders intended to be presented at the next annual meeting of the Company must be received by the Company at its principal executive offices by December 26, 2003 for inclusion in the Company's proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

OTHER MATTERS

        The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies with respect to any such business in accordance with their best judgment.

        The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                      By order of the Board of Directors,

                      DRUSILLA F. HAYS, Clerk

April 25, 2003

PACE MEDICAL, INC.
ANNUAL MEETING OF STOCKHOLDERS—JUNE 6, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

        The undersigned stockholder in Pace Medical, Inc. hereby appoints Ralph E. Hanson and George F. Harrington, and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Pace Medical, Inc. to be held at 9:00 A.M., Friday, June 6, 2003, at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts, and at any adjournments thereof.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, AND, IN THE BEST JUDGMENT OF THE PROXIES, UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

(CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE.)

SEE REVERSE SIDE

☒	Please mark votes as in this example.
1.	To fix the size of the Board at three and to elect the nominees named in the Proxy Statement.
	Nominees:	Ralph E. Hanson, George F. Harrington and Derrick Ebden
		☐ For	☐ Withheld
☐
For, except vote withheld from the following nominee(s)
2.	To vote and act upon any other business which may properly come before the Meeting or any adjournments thereof.
		☐ For	☐ Against	☐ Abstain
Signature(s):	Date:

Note:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTORS
DIRECTORS AND NOMINEES
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Equity Compensation Plan Information
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT AUDITORS
ANNUAL REPORT
PROPOSALS OF STOCKHOLDERS
OTHER MATTERS